April 21, 1998


                           MISSISSIPPI OPPORTUNITY FUND

                   Supplement to Prospectus Dated July 1, 1997


         Class C shares of the Mississippi Opportunity Fund (the "Fund") are no longer available for sale. Effective immediately, all purchases of shares of the Fund are for the purchase of Class A shares.